For further information:
Mr. Weiguo Zhang, Synutra, Inc., 301 840 3888, wzhang@synutra.com
Mr. Brian Rafferty, Taylor Rafferty, 212 889 4350, synutra@taylor-rafferty.com

Synutra International, Inc. Receives NASDAQ Staff Determination Letter

August 24, 2007, Qingdao, PRC/Rockville, MD, USA-- Synutra International, Inc. (NASDAQ: SYUT; “Synutra”), one of China’s leading manufacturers of dairy-based nutritional products for infants, children and adults, has received a staff determination letter from The NASDAQ Stock Market stating that the company’s common stock is subject to delisting from the NASDAQ Global Market for failure to file a quarterly report on Form 10-Q for the period ended June 30, 2007 with the U.S. Securities & Exchange Commission (SEC) by the required deadline. Timely filing of annual and periodic reports with the SEC is required for continued listing under NASDAQ Marketplace Rule 4310(c)(14). Synutra had previously filed a Form 12b-25 with the SEC stating that it would be unable to file its Form 10-Q by the original filing deadline of August 14, 2007 due to the company’s anticipated restatement of its historical financial statements for fiscal 2007.

The company has appealed NASDAQ’s determination and requested a hearing before the NASDAQ Listing Qualification Panel (Panel). The appeal and hearing request will stay the suspension of trading in the company’s securities pending a decision by the Panel, and the company’s stock will remain listed during this time period. However, there can be no assurance that the Panel will grant the company’s request for continued listing.

Synutra intends to file, as soon as possible, (i) an amended annual report on Form 10-K with restated financial statements as of and for the year ended March 31, 2007; (ii) amended quarterly reports on Form 10-Q for each fiscal quarter ended June 30, 2006, September 30, 2006 and December 31, 2006; and (iii) a quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2007.

About Synutra International, Inc.

Synutra operates eight subsidiaries developing, producing, distributing and selling dairy-based nutritional products across the People’s Republic of China. It offers its products for infants, children, adults and pregnant women and nursing mothers under the brand series of “Super,” “U-Smart” and “U-Strong.” The Group’s extensive sales network covers 24 provinces, 264 cities and more than 1320 counties throughout China. For more information, please contact Weiguo Zhang of Synutra, Inc. (301 840 3888, wzhang@synutra.com), Brian Rafferty of Taylor Rafferty (212 889 4350, synutra@taylor-rafferty.com) or visit: www.synutra.com.

The information contained herein includes forward-looking statements. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of the Act.

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